UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 6, 2020

Gannett Co., Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-36097	38-3910250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, NY 10105
(Address of principal executive offices) (Zip Code)

(212)-479-3160
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per	NEWM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 6, 2020, the Board of Directors (the “Board”) of Gannett Co., Inc. (the “Company”) declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.01 per share, of the Company (the “Common Stock”), to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”) at a price of $10.00 per one one-thousandth of a share of Preferred Stock (the “Purchase Price”), subject to adjustment as provided in the Rights Agreement (defined below). The dividend is payable to stockholders of record at the close of business on April 16, 2020 (the “Record Date”). The description and terms of the Rights are set forth in a Section 382 Rights Agreement, dated as of April 6, 2020, as the same may be amended from time to time, (the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company LLC, as Rights Agent (the “Rights Agent”).

The Rights Agreement is designed to prevent the Company from facing a substantial limitation on its ability to use its Tax Benefits (as such term is defined in the Rights Agreement) to offset potential future income taxes for federal income tax purposes. The Company’s ability to use its Tax Benefits would be substantially limited if it experiences an “ownership change,” as such term is defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). A company generally experiences an ownership change if the percentage of its shares of stock owned by its “5-percent shareholders,” as such term is defined in Section 382 of the Code, increases by more than 50 percentage points over a rolling three-year period. The Rights Agreement is intended to reduce the likelihood of an ownership change under Section 382 of the Code by deterring any Person (as such term is defined in the Rights Agreement) or group of affiliated or associated Persons from acquiring Beneficial Ownership (as such term is defined in the Rights Agreement) of 4.99% or more of the outstanding Common Stock.

The following is a summary of the terms of the Rights Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Rights Agreement, a copy of which is attached as Exhibit 4.1 and incorporated herein by reference.

Effectiveness

The Rights Agreement became effective on April 6, 2020 (the “Effective Date”). Upon and following the Effective Date, Rights will be issued in respect of all outstanding shares of Common Stock on the Record Date, and for all shares of Common Stock issued after the Record Date and, subject to the terms described in the Rights Agreement, prior to the earliest of the Distribution Date (as defined below), the redemption of the Rights or the expiration of the Rights as provided by the Rights Agreement.

Distribution and Transfer of Rights; Distribution Date; Rights Certificates

Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the Common Stock and become exercisable following the earlier of (i) 10 business days from the public announcement that a person or group of affiliated or associated persons has become an Acquiring Person (as defined below) or such earlier date on which a majority of the Board becomes aware of the existence of an Acquiring Person or (ii) such date (prior to such time as any person or group of affiliated persons becomes an Acquiring Person), if any, as may be determined by action of the Board, in its sole discretion, following the commencement of, or public announcement of an intention to commence, a tender or exchange offer the consummation of which would result in any person or group of affiliated or associated persons becoming an Acquiring Person (the earlier of such dates being called the “Distribution Date”). A person or group of affiliated or associated persons becomes an “Acquiring Person” upon acquiring Beneficial Ownership of 4.99% or more of the outstanding shares of Common Stock, except in certain situations (including a person or group of affiliated or associated persons that currently has Beneficial Ownership of the outstanding shares of Common Stock in excess of such thresholds unless and until such person or group becomes the Beneficial Owner of a percentage of shares of Common Stock outstanding that exceeds by 0.5% or more the percentage of shares of Common Stock outstanding that such person or group owned as of the first public announcement of the adoption of the Rights Agreement).

The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuances of Common Stock will contain a legend incorporating the Rights Agreement by reference (and notice of such legend will be furnished to holders of book entry shares). Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock (or of any book entry shares of Common Stock) outstanding as of the Record Date, even without such legend (or notice of such legend) or a copy of the Summary of Rights, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate (or book entry). As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date.  The Rights will expire on the earliest of (i) April 5, 2023, (ii) the effective date of the repeal of Section 382 or any successor statute if the Board determines in its sole discretion that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other tax benefits, (iii) the first day of a taxable year of the Company to which the Board determines in its sole discretion that no NOLs or other Tax Benefits may be carried forward or (iv) the day following the certification of the voting results of the Company’s 2021 annual meeting of stockholders, or any adjournment thereof, if at or before such annual meeting or adjournment thereof, a proposal to approve the Rights Agreement has not been approved by stockholders, unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below, or upon the occurrence of certain transactions.

Preferred Stock Purchasable Upon Exercise of Rights
Because of the nature of the Preferred Stock’s dividend, liquidation and voting rights, the value of the one one-thousandth interest in a share of Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

Exempt Persons and Transactions

The Rights Agreement includes procedures whereby the Board will consider requests to exempt (a) any person or group (an “Exempt Person”) which would otherwise be an “Acquiring Person”, or (b) any transaction (an “Exempt Transaction”) resulting in the Beneficial Ownership of Common Stock, prior to the consummation of such transaction, from the Acquiring Person trigger, in each case as determined by the Board of Directors of the Company in its sole discretion, provided that it shall only grant such an exemption if it determines in its sole discretion that such ownership would not reasonably be expected to jeopardize or endanger the availability of the NOLs or other tax benefits to the Company or if it otherwise determines that the exemption is in the best interests of the Company; provided further that, (A) in the case of an Exempt Person, if the Board later makes a contrary determination with respect to the effect of such person or group’s Beneficial Ownership with respect to the availability to the Company of its NOLs or other tax benefits, such person or group shall cease to be an Exempt Person and (B) in the case of an Exempt Person or Exempt Transaction, the Board in its sole discretion may require the applicable person or group to make certain representations or undertakings, the violation or attempted violation of which will be subject to such consequences as the Board may determine in its sole discretion, including that such person or group shall become an “Acquiring Person”.

Flip-In Trigger

If any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right (other than Rights beneficially owned by the Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof which will thereupon become null and void) will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right.

Flip-Over Trigger

If, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provisions will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof which will have become null and void) will thereafter have the right to receive upon the exercise of a Right that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction (or its parent) that at the time of such transaction have a market value of two times the exercise price of the Right.

Exchange Provision

At any time after any person or group becomes an Acquiring Person and prior to the earlier of one of the events described in the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding shares of Common Stock, the Board may exchange the Rights (other than Rights owned by such Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof which will have become null and void), in whole or in part, for shares of Common Stock or Preferred Stock (or a series of the Company’s preferred stock having equivalent rights, preferences and privileges), at an exchange ratio of one share of Common Stock, or a fractional share of Preferred Stock (or other preferred stock) equivalent in value thereto, per Right.

Redemption of the Rights

At any time prior to the time any person or group becomes an Acquiring Person, the Board may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (the “Redemption Price”) payable, at the option of the Company, in cash, shares of Common Stock or such other form of consideration as the Board shall determine in its sole discretion. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment of Terms of Rights Agreement and Rights

For so long as the Rights are then redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner. After the Rights are no longer redeemable, the Company may, except with respect to the Redemption Price, amend the Rights Agreement in any manner that does not adversely affect the interests of holders of the Rights (other than an Acquiring Person, affiliates and associates of the Acquiring Person and certain transferees thereof).

Voting Rights; Other Stockholder Rights

Until a Right is exercised or exchanged, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Anti-Dilution Provisions

The Purchase Price payable, and the number of shares of Preferred Stock or other securities or property issuable, upon exercise of the Rights is subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (ii) upon the grant to holders of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price, less than the then-current market price of the Preferred Stock or (iii) upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (other than regular periodic cash dividends or dividends payable in Preferred Stock) or of subscription rights or warrants (other than those referred to above).

The number of outstanding Rights is subject to adjustment in the event of a stock dividend on the Common Stock payable in shares of Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, prior to the Distribution Date.

Certificate of Designations
In connection with the adoption of the Rights Agreement, on April 6, 2020, the Company filed a Certificate of Designation of Series A Junior Participating Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware. The Certificate of Designation became effective on April 6, 2020. A copy of the Certificate of Designation is attached as Exhibit 3.1 and incorporated herein by reference.

Press Release

On April 6, 2020, the Company issued a press release announcing the adoption of the Rights Agreement and the declaration of the dividend of the Rights.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 3.03	Material Modifications to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on April 6, 2020, the Company filed a Certificate of Designation of Series A Junior Participating Preferred Stock (the “Certificate of Designation”) with the Secretary of State of the State of Delaware. The Certificate of Designation became effective on April 6, 2020.

The summary of the rights, powers, and preferences of the Preferred Stock set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03. A copy of the Certificate of Designation is attached as Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Designation of Series A Junior Participating Preferred Stock of Gannett Co., Inc.

4.1	Section 382 Rights Agreement, dated as of April 6, 2020, between Gannett Co., Inc. and American Stock Transfer & Trust Company LLC, as Rights Agent.

99.1	Press Release dated April 6, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GANNETT CO., INC.

By:	/s/ Ivy Hernandez
	Name:	Ivy Hernandez
	Title:	Secretary

Date: April 6, 2020

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

3.1	Certificate of Designation of Series A Junior Participating Preferred Stock of Gannett Co., Inc.

4.1	Section 382 Rights Agreement, dated as of April 6, 2020, between Gannett Co., Inc. and American Stock Transfer & Trust Company LLC, as Rights Agent.

99.1	Press Release dated April 6, 2020.